UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 7, 2008

Date of Report (date of earliest event reported)

Nanometrics Incorporated

(Exact name of Registrant as specified in charter)

Delaware	0-13470	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1550 Buckeye Drive, Milpitas, California 95035

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 545-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 – Costs Associated with Exit or Disposal Activities.

On January 9, 2008, Nanometrics Incorporated (the “Company”) announced a plan to reduce operating expenses and help meet financial targets with a worldwide reduction in force of approximately 7% of the Company’s total workforce. The Company expects to incur a restructuring charge in connection with the plan of approximately $600,000 in the first quarter of fiscal 2008 related to severance and other expenses associated with the reduction. The workforce reduction will affect all functions of the Company’s global workforce. The plan is expected to be completed in the first quarter of fiscal 2008.

A copy of the press release announcing the plan is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This current report on Form 8-K and the exhibit attached hereto contain forward-looking statements including, but not limited to, those relating to the Company’s future performance and financial results, market position and growth potential. These statements relate to future events and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to differ materially from those expressed or implied by such statements. The Company cannot provide any assurance that its future results will meet expectations. For additional information and considerations regarding the risks faced by the Company, see its annual report on Form 10-K for the year ended December 31, 2006 as filed with the Securities and Exchange Commission, as well as other periodic reports filed with the SEC from time to time including its quarterly reports on Form 10-Q. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. In addition, neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements. The Company disclaims any obligation to update information contained in any forward-looking statement.

Item 5.02 – Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On January 7, 2008, the Company’s Nominating and Governance Committee (the “Committee”) of the Board of Directors (the “Board”) approved an annual retainer for the Company’s Chairman of the Board, Bruce C. Rhine, of $15,000. The Committee also approved an additional $55,000 in compensation to Mr. Rhine for certain services relating to investor relations, and certain strategic matters that he will be providing in his capacity as Chairman of the Board to the Company’s Chief Executive Officer, Timothy J. Stultz, during the first six months of fiscal 2008.

Effective as of January 7, 2008, Bruce C. Rhine resigned as Chief Strategy Officer of the Company. The resignation was rendered in connection with Mr. Rhine’s expanded strategic advisory role in his capacity as Chairman of the Board.

The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) nor otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by Nanometrics Incorporated dated January 9, 2008

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2008	NANOMETRICS INCORPORATED

/s/ Gary C. Schaefer
Gary C. Schaefer
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release issued by Nanometrics Incorporated dated January 9, 2008